EXECUTION COPY April 30, 2024 Babcock & Wilcox Enterprises, Inc. 1200 E. Market Street, Suite 650 Akron, Ohio 44305 First Amendment Fee Letter Ladies and Gentlemen: Reference is made to (a) that certain Credit Agreement, dated as of January 18, 2024 (as amended (including pursuant to the First Amendment referred to below), modified, extended, restated, replaced, amended and restated, or supplemented from time to time, the “Credit Agreement”), by, among others, (i) Babcock & Wilcox Enterprises, Inc., a Delaware corporation (the “Borrower”), (ii) the Guarantors party thereto from time to time, (iii) the Lenders party thereto from time to time, and (iv) Axos Bank, as Administrative Agent, L/C Issuer and Swingline Lender, and (b) that certain First Amendment to Credit Agreement, dated as of the date hereof (the “First Amendment”), by, among others, the Borrower, the Guarantors party thereto, the Lenders party thereto, and the Administrative Agent. Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Credit Agreement or the First Amendment, as applicable. The Borrower has requested, and the Administrative Agent and the Lenders have agreed, to amend the Credit Agreement to, among other things, increase amounts available to be borrowed based on Inventory in the Borrowing Base. In connection with, and in consideration of, such amendments to the Credit Agreement, the Borrower hereby agrees as follows (this letter agreement being hereinafter referred to as this “First Amendment Fee Letter”): 1. Amendment Fee. The Borrower shall pay to the Administrative Agent, for the ratable benefit of the Revolving Lenders, an amendment fee (the “Amendment Fee”) in the amount of $75,000. The Amendment Fee shall be earned by, and payable in full by the Borrower to, the Administrative Agent on the First Amendment Effective Date. 2. Increased Inventory Fee. For each calendar year in which the Borrower elects to utilize an Increased Inventory Period, the Borrower shall pay to the Administrative Agent, for the account of each Revolving Lender in accordance with its Applicable Revolving Percentage, an increased inventory fee (the “Increased Inventory Fee”) equal to $75,000. Each Increased Inventory Fee shall be fully earned on March 1 of the calendar year for which such an election is made and shall be payable in full on the earliest to occur of (i) April 30 of such year, (ii) the occurrence of an Event of Default following March 1 of such year, and (iii) the last day of the Availability Period for the Revolving Facility. 3. General. All fees payable under this First Amendment Fee Letter constitute compensation for services rendered and do not constitute interest or a charge for the use of money. All fees payable hereunder shall be fully earned when due and shall not be subject to refund or rebate under any circumstances. All fees payable hereunder will be paid in immediately available funds and shall not be subject to reduction by way of setoff or counterclaim or otherwise affected under any

2 circumstance. All fees received by the Administrative Agent hereunder may be shared the Administrative Agent and its Affiliates as the Administrative Agent may determine in its sole discretion. Each of the foregoing fees shall be payable in Dollars in immediately available funds, free and clear of and without deduction for any and all present or future applicable taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto and shall be in addition to any other fees, costs or expenses which may be due to the Administrative Agent and/or the Lenders pursuant to the terms of the Credit Agreement. You agree not to disclose any or all of the terms of this First Amendment Fee Letter to any Person other than (a) to your employees, attorneys, direct and indirect investors, consultants, or accountants, in each case, to whom it is necessary or advisable to disclose the information, and then only on a confidential basis in connection with the transactions contemplated hereby (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of the terms of this First Amendment Fee Letter and instructed to keep such terms confidential), and (b) as may be required by law or any court or regulatory agency having jurisdiction over you or any of your direct or indirect beneficial owners (in which case you agree to inform the Administrative Agent promptly thereof). You agree that this First Amendment Fee Letter shall be a part of, and shall be specifically incorporated in, the Credit Agreement, which documents constitute one entire agreement. This First Amendment Fee Letter may not be amended, or any provision hereof waived or modified, except by an instrument in writing signed by each of the parties hereto. THIS FIRST AMENDMENT FEE LETTER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT FEE LETTER AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This First Amendment Fee Letter may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each of the Administrative Agent and each Lender Party agrees that any Electronic Signature on or associated with this First Amendment Fee Letter shall be valid and binding on such Person to the same extent as a manual, original signature, and that any First Amendment Fee Letter entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. This First Amendment Fee Letter may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same instrument. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper First Amendment Fee Letter which has been converted into electronic form (such as scanned into PDF format), or an electronically signed First Amendment Fee Letter converted into another format, for transmission, delivery and/or retention. The Administrative Agent may, at its option, create one or more copies of this First Amendment Fee Letter in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the Administrative Agent’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any

3 obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification and (b) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by such manually executed counterpart. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this First Amendment Fee Letter. The Borrower agrees that (1) this First Amendment Fee Letter constitutes the letter agreement described in clause (ii) of the definition of “Fee Letter” set forth in the Credit Agreement, and (b) this First Amendment Fee Letter shall be a part of, and shall be specifically incorporated in, the Credit Agreement, which documents constitute one entire agreement. Nothing herein constitutes an amendment or novation of any other letter agreement described in the definition of “Fee Letter” set forth in the Credit Agreement, each of which remains in full force and effect as of the date hereof. The provisions of this First Amendment Fee Letter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent. Nothing in this First Amendment Fee Letter, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 11.06(d) of the Credit Agreement and, to the extent expressly contemplated thereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this First Amendment Fee Letter. This First Amendment Fee Letter and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. No party has been authorized by the Administrative Agent to make any oral or written statements inconsistent with this First Amendment Fee Letter. [SIGNATURE PAGES FOLLOW]

Signature Page to First Amendment Fee Letter ACCEPTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN: BABCOCK & WILCOX ENTERPRISES, INC., as Borrower By: ____________________________ Name: Rodney E. Carlson Title: Treasurer DocuSign Envelope ID: D563F673-C617-40AE-B7F8-4C12F480C12E